UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO

           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      May 26, 1998
                                                 ----------------------


                            Berkshire Realty Company, Inc.
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            Delaware                       1-10660               04-3086485
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(State or other jurisdiction of          (Commission            (IRS employer
incorporation or organization)           file number)        identification no.)


470 Atlantic Avenue, Boston, Massachusetts                           02210
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(Address of principal executive offices)                           (Zip Code)


                                  (617) 423-2233
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              (Registrant's telephone number, including area code)



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Item 5.  Other Matters
         -------------

         On May 26, 1998, Berkshire Realty Company, Inc. announced that it has engaged Lazard Freres & Co. LLC as advisor and Lehman Brothers Inc. as co-advisor to assist the Company in the exploration and evaluation of strategic alternatives. These alternatives include the potential sale or merger of the Company and the plan of liquidation that the Company is required to submit to its shareholders on or before December 31, 1998. In connection with the retention of these advisors, the Company also adopted and amended severance and retention programs designed to encourage the continued employment of key personnel during the exploration and evaluation of these alternatives.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)     Financial Statements of Business Acquired
                 Response:  Not Applicable

         (b)     Pro Forma Financial Information
                 Response:  Not Applicable

         (c)     Exhibits

                 99.1. Press Release dated May 26, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Berkshire Realty Company, Inc.
                                          ------------------------------
                                                  Registrant



                                          BY: /s/ Marianne Pritchard
                                              ------------------------------
                                              Executive Vice President and
                                              Chief Financial Officer of
                                              Berkshire Realty Company, Inc.



DATE:  May 26, 1998